UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)        May 16, 2008 (May 16, 2008)

WRIGHT EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	04106

Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On May 16, 2008, the Board of Directors of Wright Express Corporation (the “Board,” and the “Company,” respectively) approved an amended and restated version of the Company’s By-Laws (the “Amended By-Laws”) effective immediately. The amendments to the By-Laws create the positions of Vice Chairman of the Board and Executive Vice President and establish the obligations and responsibilities granted to each position.
A copy of the Amended By-Laws are attached as Exhibit 3.1 and incorporated into this Item 5.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Wright Express Corporation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT EXPRESS CORPORATION
Date: May 22, 2008	By:	/s/ Hilary A. Rapkin
Hilary A. Rapkin
Senior Vice President, General Counsel and Corporate Secretary

WRIGHT EXPRESS CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 16, 2008
EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Wright Express Corporation